                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 13, 1996 included in International Paper Company's Form 10-K filed March 29, 1996 and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

New York, N.Y.
March 29, 1996